Commitments and contingencies	3 Months Ended
Mar. 31, 2025
Finance receivables [abstract]
Commitments and contingencies

21. Commitments and contingencies

Commitments

Lucid-MS Agreement

The Company has entered into a license agreement that governs the Lucid-MS compound. Under the terms of the agreement, the Company shall pay a yearly license maintenance fee of C$100,000 until the first commercial sale of a product is made.

Under the agreement the Company is committed to minimum milestone payments of $nil and maximum milestone payments of C$12,500,000 if all product development and regulatory milestones are met. Furthermore, the Company is also responsible for paying revenue milestone payments and royalties if revenue milestones from commercial sales are achieved. Milestones can be extended by mutual agreement. No payments have been made to date related to these milestones.

Contingencies

Legal Matters

From time to time, the Company is named as a party to claims or involved in proceedings, including legal, regulatory and tax related, in the ordinary course of its business. While the outcome of these matters may not be estimable at the reporting date, the Company makes provisions, where possible, for the estimated outcome of such claims or proceedings. Should a loss result from the resolution of any claims or proceedings that differs from these estimates, the difference will be accounted for as a charge to the condensed consolidated interim statements of loss and comprehensive loss in that period.

GBB Drink Lab, Inc.

On May 12, 2023, the Company announced receipt of a lawsuit filed in S.D. Fla. by GBB against the Company, alleging breach of a mutual non-disclosure agreement and misappropriation of trade secrets. GBB claims that its assets were, as of August 30, 2022 (prior to the misappropriation and material breach) valued at US$53,047,000. The Company believes the allegations are without merit and continues to defend itself in the lawsuit.

On June 23, 2023, the Company filed a motion to dismiss the complaint. On July 3, 2023, GBB responded in opposition to the Company’s motion to dismiss the complaint. The Motion to Dismiss the Amended Complaint filed on June 23, 2023, has been fully briefed and is awaiting adjudication by S.D. Fla. On August 24, 2023, the parties filed a proposed joint scheduling report with the S.D. Fla., which set forth various deadlines that would govern this action. Under the proposed joint schedule, the case was to be trial-ready by November 30, 2024. On January 8, 2024, the S.D. Fla. Dismissed the Company’s request for a motion to dismiss the lawsuit.

On January 22, 2024, the Company filed a third-party complaint against Joseph Romano (a former director of the Company), and a counterclaim against GBB.  The Company alleges that Mr. Romano breached his fiduciary duty by providing or fabricating confidential information to GBB, and that GBB aided and abetted this breach.  On October 9, 2024, Judge Melissa Damian denied Mr. Romano’s motion to dismiss, finding that the Company plausibly alleged Romano breached fiduciary duties, including his duties of loyalty, confidentiality, and to act in the Company’s best interests. GBB and Romano have denied the allegations in their respective answers.

As of March 17, 2025, the parties are finalizing documents to be used in discovery in advance of a May 1, 2025, deadline.  Under the proposed schedule, the parties are required to participate in a mediation process by June 18, 2025. The case is expected to be trial-ready by September 2025.

The original discovery deadline of May 1, 2025, has been extended for much of discovery to allow the parties to attend a mediation on May 19, 2025. At the mediation, the parties will explore potential settlement.  If settlement is not reached, the parties will continue with discovery to complete the outstanding depositions and expert discovery.

Raza Bokhari

On July 15, 2021, the Company’s former CEO, Raza Bokhari, filed a notice of arbitration seeking relief and support for breach of contract and severance and damages in the amount of $30,200,000, for aggravated and punitive damages in the amount of $500,000 and legal fees and disbursements associated with the arbitration.

Raza Bokhari was placed on administrative leave from his role as the Company’s Chief Executive Officer following the Company’s annual general and special meeting of shareholders on May 14, 2021, pending the outcome of an investigation of various concerns by a Special Committee comprised of independent directors using independent legal counsel. Upon the recommendation of the Special Committee, Raza Bokhari’s employment was terminated for cause by the Company’s Board of Directors on July 27, 2021.

The Company disputed the allegations and counterclaimed against Raza Bokhari for losses sustained as a result of his alleged breaches of his duties to the Company. The arbitration hearing concluded in August 2022 and the arbitrator issued his decision in November 2022. Raza Bokhari’s claim for USD $30.2 million was dismissed along with his claim that he had been wrongfully dismissed. The arbitrator ordered that Raza Bokhari repay certain monies to Quantum, while also holding him responsible for Quantum’s costs of the arbitration.

On December 9, 2022, Raza Bokhari filed an application in the Ontario Superior Court seeking to set aside the arbitral award of the court on the grounds that he was not treated equally and fairly and the arbitrator’s written award provided inadequate reasons for his decision.

On December 20, 2022, the Company’s legal counsel wrote to the Commercial List of the Ontario Superior Court of Justice seeking to transfer the application from the Civil List to the Commercial List. The request was granted on January 12, 2023.

On April 28, 2023, the court ordered the case to be heard at the Commercial List on September 27, 2023.

On September 27 and 28, 2023, the application to set aside the award and cost of ground of unfairness was dismissed. As Raza Bokhari lost the set aside application, the court ordered Raza Bokhari to pay the Company C$165,000 to cover the Company’s legal expenses.

On October 13, 2023, Raza Bokhari filed a “Notice of Motion for Leave to Appeal” with the Court of Appeal for Ontario.

On December 15, 2023, the Company submitted a responding party’s factum to the Court of Appeal for Ontario.

On February 6, 2024, the Ontario Superior Court of Justice affirmed the judgment and awarded an additional C$5,000 in costs considering Raza Bokhari’s failed motion for leave to appeal. As of the date hereof, the litigation is ongoing.

On May 31, 2024, the United States District Court for the Eastern District of Pennsylvania confirmed Quantum’s Petition to Confirm Arbitration Awards entered against Dr. Raza Bokhari.

On June 27, 2024, the US District Court for the Eastern District of Pennsylvania confirmed Quantum’s motion for entry of judgment and granted judgment in favor of Quantum of approximately USD $3 million.

On April 11, 2025, the Court of Appeal for Ontario dismissed the motions to reconsider prior decisions initiated by Raza Bokhari.

Deferred Income

On December 24, 2024, the Company entered into a Prepaid Forward Purchase Agreement (the “Purchase Agreement”) with Sports Coat LLC (“Buyer”). Under the terms of the agreement, the Buyer agreed to provide financing of US$1,000,000 to the Company in exchange for the right to receive a portion of the proceeds from certain ongoing litigations.

These litigations include, but are not limited to:

●	Claims related to market manipulation involving FSD Pharma Inc, Quantum Biopharma Ltd., or any related entity; and
●	Claims involving Raza Bokhari

The financing provided under the Purchase Agreement is non-recourse, which stipulates that the Company is not obligated to repay the US$1,000,000 if no proceeds are realized from the litigations. The Buyer assumes the risk of loss in the event of non-collection of litigation proceeds. The agreement does not include a predefined repayment schedule, a specified due date, or a general pledge of the Company’s assets as collateral for repayment.

The Purchase Agreement specifies events of default, including failure to pay amounts due, breach of material terms, termination of legal representation without cause, misrepresentation, misappropriation of litigation proceeds, insolvency, or challenges to the agreement’s validity. In such cases, the Buyer may declare the full amount immediately due and enforce its security interest.

The Company received the full US$1,000,000, which has been recorded as deferred income as at December 31, 2024. As of March 31, 2025, the amount in deferred income remained at US$1,000,000. Due to the uncertainty surrounding the timing of the litigation outcomes, the amount is classified as a current liability.